                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                           0-21324                 06-1344888
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   (State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)                File Number)           Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            NYFIX, Inc. today announced that on July 28, 2005, its Board of
Directors adopted a compensation plan for its non-management directors effective immediately. NYFIX will continue its current annual retainer of $25,000. In addition, it will compensate non-management directors as follows:

            Each Board meeting attended - $1,000

            Each Board Committee meeting attended - $750

            Lead Director - $25,000 annual retainer

            Audit Committee Chair - $15,000 annual retainer

            Compensation Committee Chair - $10,000 annual retainer

            Corporate Governance and Nominating Committee Chair - $5,000 annual retainer

            Deferred Cash Award with 1 year vesting that requires continuous
            Board service for that year- $55,000.

            Current non-management directors will receive a grant of a Deferred
Cash Award immediately. Non-management directors elected at the next stockholders meeting will receive a grant of a Deferred Cash Award on the date of the annual meeting. Commencing after the 2005 annual meeting, directors who begin service between annual stockholders meetings will receive a pro rata grant of a Deferred Cash Award.

            The Board of Directors intends to propose to the Company's shareholders a program under which each non-management director receives an annual grant of restricted stock with one-year vesting and an expected value of
$55,000 on vesting, calculated as of the grant date. If the Board proposes such a program and the shareholders approve it, this restricted stock program will replace the Deferred Cash Award program described above.

            NYFIX also announced that the Board of Directors, on the
recommendation of its Compensation Committee, granted a 5% base salary increase effective July 1, 2005 to each Executive Officer listed below, with the new salary listed:

            Brian Bellardo............. $248,062.50
            Robert Gasser.............. $441,000.00
            Peter K. Hansen............ $420,000.00
            Keith Jamaitis..............$315,000.00
            Lars Kragh................. $275,625.00
            Jay Shaffer.................$341,250.00

            This is the first base salary increase for the Company's Executive
Officers since a 5% increase effective January 1, 2004.

            In addition, NYFIX announced that the Board of Directors, on the recommendation of its Compensation Committee, granted Robert Gasser a cash bonus of $50,000.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NYFIX, INC.

                                          By: /s/ Brian Bellardo
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                                              Brian Bellardo
                                              Secretary
August 2, 2005

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